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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2005

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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)

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           Missouri                    0-12619                  43-0985160
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

   15 Compound Drive, Hutchinson, KS                              67502
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On May 13, 2005,  Collins  Industries,  Inc. (the  "Company"),  Collins Bus
Corporation ("Bus"), Wheeled Coach Industries,  Inc. ("WCI"), Capacity of Texas,
Inc.  ("Capacity"),  Mobile-Tech  Corporation  ("Mobile"),  Brutzer  Corporation
("Brutzer"),   Mid  Bus,  Inc.  ("Mid  Bus"),  Mobile  Products,  Inc.  ("Mobile
Products"),  and World  Trans,  Inc.  ("World  Trans,"  and,  together  with the
Company, Bus, WCI, Capacity,  Mobile, Brutzer, Mid Bus, and Mobile Products, the
"Borrowers"),  certain lenders and Fleet Capital  Corporation,  as agent for the lenders  ("Agent"),  entered  into  Amendment  No. 8  ("Amendment")  to Loan and
Security  Agreement dated May 17, 2002 among the Borrowers,  certain lenders and
Agent, as agent for such lenders.

     The Amendment  provides for, among other things,  two additional term loans by the Lenders to the Borrowers in the original  principal amounts of $2,350,000 and  $1,000,000 to finance Mid Bus'  acquisition of certain real property and to finance  improvements  thereon  comprising  the  manufacturing  facility that is currently leased by the Company in Bluffton, Ohio.

     The Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

     10.1 Amendment  No. 8 to Loan and Security  Agreement,  dated as of May 13,
          2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                   COLLINS INDUSTRIES, INC.

Date:  May 17, 2005
                                   By:   /s/ Donald Lynn Collins
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                                   Name:   Donald Lynn Collins
                                   Title:  President and Chief Executive Officer

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